                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D. C. 20549

                                                   SCHEDULE 14A
                                                  (Rule 14a-101)

                                      INFORMATION REQUIRED IN PROXY STATEMENT
                                             SCHEDULED 14A INFORMATION

                            Proxy Statement Pursuant to Section 14(a) of the Securities
                                Securities Exchange Act of 1934 (Amendment No. ___)

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                                                 Edison International
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The following e-mail was sent today, April 11, 2005, to all Edison International Employees:

To:      All Edison International Employees

The Edison International and SCE Joint Proxy Statement for the May 19, 2005 Annual Shareholders' Meeting and the 2004
Annual Reports are available on Edison International's internet website at http://www.edisoninvestor.com.

Employees who were invested in the Edison International Stock Fund through the Edison 401(k) Savings Plan on March 21,
2005, and who do not have company-assigned e-mail addresses, will receive paper copies of the Edison International documents.  All other employees who were invested in the Edison International Stock Fund through the Edison 401(k)
Savings Plan on March 21, 2005, or who hold Edison International stock options, deferred stock units or performance shares may request paper copies of the Edison International documents at no charge by contacting the SCE Law Department,
Corporate Governance, at 2244 Walnut Grove Avenue, P. O. Box 800, Rosemead, CA 91770 or at (626) 302-2662.  In addition, employees who are eligible to participate in the Edison 401(k) Savings Plan may request a paper copy of the Edison
International 2004 Annual Report at no charge by contacting the SCE Law Department, Corporate Governance.

Beverly P. Ryder
Corporate Secretary